                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 22, 2001
                                                  ----------------

                        ARMSTRONG WORLD INDUSTRIES, INC.
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                         1-2116                      23-0366390
---------------          ---------------------          --------------------
(State of                (Commission File No.)          (IRS Employer
Incorporation)                                          Identification No.)


                                  P O Box 3001
                               Lancaster, PA 17604
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (717) 397-0611
              (Registrant's telephone number, including area code)



                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


     As previously disclosed, on December 6, 2000, Armstrong World Industries, Inc. (the "Company") and two of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Company reports its operating results and financial statements on a consolidated basis. These public reports are available through the U.S. Securities and Exchange Commission and other sources, and are also provided free of charge to investors who contact the Company. However, under applicable bankruptcy law, the Company is now required to file periodically with the Bankruptcy Court various documents, including certain financial information on an unconsolidated basis. This information includes statements, schedules, and monthly operating reports in forms prescribed by Federal Bankruptcy Law.

     The Company cautions that such materials are prepared according to requirements under Federal Bankruptcy Law. While these documents accurately provide then-current information required under Bankruptcy law, they are nonetheless unconsolidated, unaudited, and are prepared in a format different from that used in the Company's consolidated financial statements filed under the securities laws. Accordingly, the Company believes the substance and format do not allow meaningful comparison with the Company's regular publicly-disclosed consolidated financial statements. The materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the stock of the Company's parent, Armstrong Holdings, Inc., or the debt securities of the Company, or for comparison with the Company's other financial information filed with the SEC.

     Notwithstanding, most of the Debtors' filings with the Bankruptcy Court are available to the public at the office of the Clerk of the Bankruptcy Court. Those filings may also be obtained through private document retrieval services. The Company undertakes no obligation to make any further public announcement with respect to the documents filed with the Bankruptcy Court or any matters referred to in them.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ARMSTRONG WORLD INDUSTRIES, INC.
Date: March 22, 2001                       By: /s/ William C. Rodruan
                                               ------------------------
                                               William C. Rodruan
                                           Vice President and Controller